UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        March 11, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On March 11, 2005, Applebee's International, Inc. announced that it will file a Form 12b-25 for a fifteen-day extension of the March 11, 2005 filing deadline for its Annual Report on Form 10-K for the fiscal year ended December 26, 2004. The Company now expects to file its Annual Report on Form 10-K on or before March 28, 2005. The press release is attached as exhibit 99.1 hereto and incorporated herein by reference.

         The Company had previously announced that, like many other companies in the restaurant, retail and other industries, the Company is reviewing its accounting treatment for leases and depreciation of related leasehold improvements. The Company has discussed its lease accounting practices with its audit committee and consulted with its independent registered public accountants, Deloitte & Touche LLP, and has determined it will correct its accounting practices in this area. The Company has not yet made a final determination as to whether the corrections will be made as a cumulative adjustment in the fourth quarter of 2004 or as a restatement of historical financial statements.

Item 9.01.        Financial Statements and Exhibits

(c)      Exhibits.  The following exhibit is filed herewith:

                  99.1              Press Release dated March 11, 2005.




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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 11, 2005

                                       APPLEBEE'S INTERNATIONAL, INC.


                                       By:      /s/ Steven K. Lumpkin
                                          --------------------------------
                                           Steven K. Lumpkin
                                           Executive Vice President and
                                           Chief Financial Officer




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

                                  Exhibit Index


Exhibit
Number         Description
-------        -----------------------------------------------------------------
99.1           Press Release dated March 11, 2005.








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